UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2014

 AMERICAN RAILCAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

North Dakota	000-51728	43-1481791
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Clark Street
St. Charles, Missouri	63301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (636) 940-6000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.
On February 19, 2014, American Railcar Industries, Inc. (“ARI” or the “Company”) issued a press release announcing its financial results for the fourth quarter and the year ended December 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Limitation on Incorporation by Reference. The information furnished under this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.
Item 8.01. Other Events.
In accordance with Section 10-35-16 of the North Dakota Publicly Traded Corporations Act, this Current Report on Form 8-K is being filed with the Securities and Exchange Commission (“SEC”) to announce that the Company has established June 3, 2014 as the date for its 2014 Annual Meeting of Shareholders. A shareholder who wishes to propose a matter for consideration or a vote by shareholders at the Company’s 2014 Annual Meeting of Shareholders must deliver notice to the Company on or before March 17, 2014 and otherwise comply with the procedures set forth in the Company’s Bylaws. Additional information concerning the Company’s 2014 Annual Meeting of Shareholders will be included in the Company’s 2014 Proxy Statement relating to such meeting to be filed with the SEC within 120 days after the close of the Company’s year end and mailed to the Company’s shareholders.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

Exhibit 99.1	Press release dated February 19, 2014 of American Railcar Industries, Inc.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2014		American Railcar Industries, Inc.

	By:	/s/ Dale C. Davies
	Name:	Dale C. Davies
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Number	Description

Exhibit 99.1	Press release dated February 19, 2014 of American Railcar Industries, Inc.